UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois		60106
(Address of principal executive offices)		(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously reported by Rubicon Technology, Inc. (the “Company”) in its Current Report on Form 8-K filed on September 13, 2016, the Company’s Board of Directors (the “Board”) determined to shut down the production activities and close its facility in Penang, Malaysia, and to sell the Company’s assets relating to the Malaysian operations. Consistent with that determination, on September 28, 2016, the Board’s Compensation Committee determined that Hany Tamim, the Company’s Chief Operating Officer, will receive an incentive bonus equal to 2% of the sale price of any of the Company’s remaining equipment in Penang if Mr. Tamim is able to successfully arrange the sale of such equipment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: September 30, 2016	By:	/s/ Mardel A. Graffy
	Name:	Mardel A. Graffy
	Title:	Chief Financial Officer